                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2003-A

 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE:    JANUARY 25, 2005
                                   -------------------------------------------

(i)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                         $7,227,800.77
                                                                                                           ------------------------
             ( $0.00006755585             per $1,000 original principal amount of Class I-A-1 Notes)
               ---------------------------

(ii)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                                 $0.00
                                                                                                           ------------------------
             ( $0.00000000000             per $1,000 original principal amount of Class I-A-2 Notes)
               ---------------------------

(iii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                                   $0.00
                                                                                                           ------------------------
             ( $0.00000000000             per $1,000 original principal amount of Class I-B Notes)
               ---------------------------

(iv)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                       $15,428,048.60
                                                                                                           ------------------------
             ( $0.00007977274             per $1,000 original principal amount of Class II-A-1 Notes)
               ---------------------------

(v)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                                $0.00
                                                                                                           ------------------------
             ( $0.00000000000             per $1,000 original principal amount of Class II-A-2 Notes)
               ---------------------------

(vi)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-3 Notes:                                $0.00
                                                                                                           ------------------------
             ( $0.00000000000             per $1,000 original principal amount of Class II-A-3 Notes)
               ---------------------------

(vii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-B Notes:                                  $0.00
                                                                                                           ------------------------
             ( $0.00000000000             per $1,000 original principal amount of Class II-B Notes)
               ---------------------------

(viii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                            $226,868.02
                                                                                                           ------------------------
             ( $0.00000212046             per $1,000 original principal amount of Class I-A-1 Notes)
               ---------------------------

(ix)      Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                          $1,762,049.42
                                                                                                           ------------------------
             ( $0.00000603111             per $1,000 original principal amount of Class I-A-2 Notes)
               ---------------------------

(x)       Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                               $89,949.17
                                                                                                           ------------------------
             ( $0.00000728333             per $1,000 original principal amount of Class I-B Notes)
               ---------------------------

(xi)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                           $753,494.76
                                                                                                           ------------------------
             ( $0.00000389604             per $1,000 original principal amount of Class II-A-1 Notes)
               ---------------------------

(xii)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                           $923,833.33
                                                                                                           ------------------------
             ( $0.00000615889             per $1,000 original principal amount of Class II-A-2 Notes)
               ---------------------------

(xiii)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-3 Notes:                         $1,685,226.10
                                                                                                           ------------------------
             ( $0.00000656778             per $1,000 original principal amount of Class II-A-3 Notes)
               ---------------------------

(xiv)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-IO Notes:                           $81,966.25
                                                                                                           ------------------------
             ( $0.00000031944             per $1,000 original principal amount of Class II-A-IO Notes)
               ---------------------------

(xv)      Amount of INTEREST being paid or distributed in respect of the CLASS II-B Notes:                             $212,252.69
                                                                                                           ------------------------
             ( $0.00000672111             per $1,000 original principal amount of Class II-B Notes)
               ---------------------------


                                Page 5 of 8 pages

(xvi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

            (1)Distributed to Class I-A-1 Noteholders:                                                       $0.00
                                                                                          -------------------------
              ( $0.00000000000                       per $1,000 original principal amount of Class I-A-1 Notes)
               -------------------------------------
            (2)Distributed to Class I-A-2 Noteholders:                                                       $0.00
                                                                                          -------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class I-A-2 Notes)
               -------------------------------------
            (3)Distributed to Class I-B Noteholders:                                                         $0.00
                                                                                          -------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class I-B Notes)
               -------------------------------------
            (4)Distributed to Class II-A-1 Noteholders:                                                      $0.00
                                                                                          -------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-A-1 Notes)
               -------------------------------------
            (5)Distributed to Class II-A-2 Noteholders:                                                      $0.00
                                                                                          -------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-A-2 Notes)
               -------------------------------------
            (6)Distributed to Class II-A-3 Noteholders:                                                      $0.00
                                                                                          -------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-A-3 Notes)
               -------------------------------------
            (7)Distributed to Class II-B Noteholders:                                                        $0.00
                                                                                          -------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-B Notes)
               -------------------------------------
            (8)Balance on Class I-A-1 Notes:                                                       $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class I-A-1 Notes)
               -------------------------------------
            (9)Balance on Class I-A-2 Notes:                                                       $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class I-A-2 Notes)
               -------------------------------------
           (10)Balance on Class I-B Notes:                                                         $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class I-B Notes)
               -------------------------------------
           (11)Balance on Class II-A-1 Notes:                                                      $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-A-1 Notes)
               -------------------------------------
           (12)Balance on Class II-A-2 Notes:                                                      $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-A-2 Notes)
               -------------------------------------
           (13)Balance on Class II-A-3 Notes:                                                      $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-A-3 Notes)
               -------------------------------------
           (14)Balance on Class II-B Notes:                                                        $0.00
                                                              -------------------------------------------
             ( $0.00000000000                       per $1,000 original principal amount of Class II-B Notes)
               -------------------------------------

(xvii)    (X)  Payments made under the Group I Basis Rick Cap Agreement on such date:
             (          $0.00                       with respect to the Class I-A-1 Notes,
               -------------------------------------
                        $0.00                       with respect to Class I-A-2 Notes, and
               -------------------------------------
                        $0.00                       with respect to Class I-B Notes), and
               -------------------------------------
          (Y)  payments made under the Group II Basis Risk Cap Agreement on such date:
             (          $0.00                       with respect to Class II-A-1 Notes and
               -------------------------------------
                        $0.00                       with respect to the Class II-A-2 Notes); and
               -------------------------------------
                        $0.00                       with respect to the Class II-A-3 Notes); and
               -------------------------------------
                        $0.00                       with respect to Class II-B Notes), and
               -------------------------------------
               the total outstanding amount owed to the Cap Provider:
                        $0.00                       with respect to the Group I Basis Risk Cap Agreement and
               -------------------------------------
                        $0.00                       with respect to the Group II Basis Risk Cap Agreement.
               -------------------------------------

(xviii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:                         $333,141,904.23     and
                                                                                               --------------------------
          (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:                        $550,188,870.73
                                                                                               --------------------------

(xix)     After giving effect to distributions on this Distribution Date:
          (a)              (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                          $34,255,582.81
                                                                                               --------------------------
                           (2) Pool Factor for the Class I-A-1 Notes:                                         0.320175600
                                                                                               --------------------------
          (b)              (1) outstanding principal amount of CLASS I-A-2 Notes:                         $292,160,000.00
                                                                                               --------------------------
                           (2) Pool Factor for the Class I-A-2 Notes:                                         1.000000000
                                                                                               --------------------------
          (c)              (1) outstanding principal amount of CLASS I-B Notes:                            $12,350,000.00
                                                                                               --------------------------
                           (2) Pool Factor for the Class I-B Notes:                                           1.000000000
                                                                                               --------------------------
          (d)              (1) outstanding principal amount of CLASS II-A-1 Notes:                        $115,614,518.72
                                                                                               --------------------------
                           (2) Pool Factor for the Class II-A-1 Notes:                                        0.597800000
                                                                                               --------------------------
          (e)              (1) outstanding principal amount of CLASS II-A-2 Notes:                        $150,000,000.00
                                                                                               --------------------------
                           (2) Pool Factor for the Class II-A-2 Notes:                                        1.000000000
                                                                                               --------------------------
          (f)              (1) outstanding principal amount of CLASS II-A-3 Notes:                        $256,590,000.00
                                                                                               --------------------------
                           (2) Pool Factor for the Class II-A-3 Notes:                                        1.000000000
                                                                                               --------------------------
          (g)              (1) outstanding notional principal amount of CLASS II-A-IO Notes:              $256,590,000.00
                                                                                               --------------------------
          (h)              (1) outstanding notional principal amount of CLASS II-B Notes:                  $31,580,000.00
                                                                                               --------------------------
                           (2) Pool Factor for the Class II-B Notes:                                          1.000000000
                                                                                               --------------------------

                                Page 6 of 8 pages

(xx)      NOTE INTEREST RATE for the Notes:
          (a)  In general:
                           (1) Three-Month LIBOR
                               for the period from the previous Distribution Date to this Distribution Date was           2.10000%
                                                                                                                  -----------------

                           (2) the Student Loan Rate was      for Group I:    4.51462%            and Group II:   7.93879%
                                                                              ---------------                     --------------
          (b)  Note Interest Rate for the CLASS I-A-1 Notes:                  2.14000% based on              Three-Month LIBOR
                                                                              ---------------                ----------------------
          (c)  Note Interest Rate for the CLASS I-A-2 Notes:                  2.36000% based on              Three Month LIBOR
                                                                              ---------------                ----------------------
          (d)  Note Interest Rate for the CLASS I-B Notes:                    2.85000% based on              Three-Month LIBOR
                                                                              ---------------                ----------------------
          (e)  Note Interest Rate for the CLASS II-A-1 Notes:                 2.25000% based on              Three-Month LIBOR
                                                                              ---------------                ----------------------
          (f)  Note Interest Rate for the CLASS II-A-2 Notes:                 2.41000% based on              Three Month LIBOR
                                                                              ---------------                ----------------------
          (g)  Note Interest Rate for the CLASS II-A-3 Notes:                 2.57000% based on              Three Month LIBOR
                                                                              ---------------                ----------------------
          (h)  Note Interest Rate for the CLASS II-B Notes:                   2.63000% based on              Three Month LIBOR
                                                                              ---------------                ----------------------
          (i)  Note Interest Rate for the CLASS II-A-IO Notes:                0.12500% per annum             I/O Rate
                                                                              ---------------                ----------------------


(xxi)     Amount of MASTER SERVICING FEE for related Collection Period:
                  $418,097.43                       with respect to the GROUP I Student Loans and
               -------------------------------------
                  $693,977.15                       with respect to the GROUP II Student Loans
               -------------------------------------
             ( $0.00000390782                       per $1,000 original principal amount of Class I-A-1 Notes,
               -------------------------------------
               $0.00000143106                       per $1,000 original principal balance of Class I-A-2 Notes
               -------------------------------------
               $0.00003385404                       per $1,000 original principal balance of Class I-B Notes,
               -------------------------------------
               $0.00000358830                       per $1,000 original principal balance of Class II-A-1 Notes and
               -------------------------------------
               $0.00000462651                       per $1,000 original principal balance of Class II-A-2 Notes);
               -------------------------------------
               $0.00000270461                       per $1,000 original principal balance of Class II-A-3 Notes and
               -------------------------------------
               $0.00002197521                       per $1,000 original principal balance of Class II-B Notes);
               -------------------------------------


(xxii)    Amount of ADMINISTRATION FEE for related Collection Period:
                    $1,134.15                       with respect to the GROUP I Notes and
               -------------------------------------
                    $1,865.85                       with respect to the GROUP II Notes
               -------------------------------------
             ( $0.00000001060                       per $1,000 original principal amount of Class I-A-1 Notes,
               -------------------------------------
               $0.00000000388                       per $1,000 original principal balance of Class I-A-2 Notes
               -------------------------------------
               $0.00000009183                       per $1,000 original principal balance of Class I-B Notes,
               -------------------------------------
               $0.00000000965                       per $1,000 original principal balance of Class II-A-1 Notes and
               -------------------------------------
               $0.00000001244                       per $1,000 original principal balance of Class II-A-2 Notes);
               -------------------------------------
               $0.00000000727                       per $1,000 original principal balance of Class II-A-3 Notes and
               -------------------------------------
               $0.00000005908                       per $1,000 original principal balance of Class II-B Notes);
               -------------------------------------






                                Page 7 of 8 pages

(xxiii)   (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                      $110.15                       with respect to the GROUP I Student Loans and
               -------------------------------------
                $6,909,207.96                       with respect to the GROUP II Student Loans
               -------------------------------------
          (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection
               Period:

                              with respect to the GROUP I Student Loans
                                                                                    # of
                                                                                    Loans                      $ Amount
               30-60 Days Delinquent                                                  843                     $6,614,944
               61-90 Days Delinquent                                                  330                     $2,898,522
               91-120 Days Delinquent                                                 204                     $1,662,357
               More than 120 Days Delinquent                                          650                     $3,466,929
               Claims Filed Awaiting Payment                                          135                       $796,172

                              and with respect to the GROUP II Student Loans.
                                                                                    # of
                                                                                    Loans                      $ Amount
               30-60 Days Delinquent                                                1,143                    $11,309,055
               61-90 Days Delinquent                                                  463                     $4,730,464
               91-120 Days Delinquent                                                 287                     $3,286,340
               More than 120 Days Delinquent                                          120                     $1,197,859
               Claims Filed Awaiting Payment                                           67                       $979,604

(xxiv)    Amount in the GROUP I PRE-FUNDING Account:                                                 $5,623,678.58
                                                                                          -------------------------
(xxv)     Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
          to the Group II Other Student Loan Pre-Funding Sub-Account:                                        $0.00
                                                                                          -------------------------
(xxvi)    Amount in the GROUP II PRE-FUNDING Account:                                                  $655,469.03
                                                                                          -------------------------
(xxvii)   Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
          to the Group I Other Student Loan Pre-Funding Sub-Account:                                         $0.00
                                                                                          -------------------------
(xxviii)  Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
          payment of principal in respect of the Notes:                                                      $0.00
                                                                                          -------------------------
(xxix)    Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
          payment of principal in respect of the Notes:                                                      $0.00
                                                                                          -------------------------
(xxx)     Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                        $97,694.55
                                                                                                              ---------------------
(xxxi)    Amount received from the Securities Insurer with respect to Group II Insured Notes Guaranty
          Insurance Policy                                                                                   $0.00
                                                                                          -------------------------
(xxxii)   Amount paid to the Securities Insurer in reimbursement of all Insured
          Payments made pursuant to the Group II Insured Notes Guaranty
          Insurance Policy                                                                                   $0.00
                                                                                          -------------------------
(xxxiii)  With respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $105,075.44  ;
                                                                                                                      --------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                       $0.00  ;
                                                                                                                      --------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                    $0.00      ;
                                                                                                           -----------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                    $0.00      ;
                                                                                                           -----------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                        $0.00
               --------------------------------
(xxxiv)   the Class I-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00     ;
                                                                                                                ----------
          the Class I-A-2 Basis Rick Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00     ;
                                                                                                                ----------
          Class I-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:             $0.00      ;
                                                                                                           -----------
          Class II-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date           $0.00      ; and
                                                                                                           -----------
          Class II-A-2 Basis Risk Cap Cap Payment paid to the Cap Provider on such Distribution Date:      $0.00      .
                                                                                                           -----------
          Class II-A-3 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date           $0.00      ; and
                                                                                                           -----------
          Class II-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00      .
                                                                                                           -----------

                                Page 8 of 8 pages